KEY BANK OF OREGON


                                CONFIRMATION

Date:     December 10, 1996

To:       Praegitzer Industries
          Matt Bergeron

From:     Key Bank of Oregon

The purpose of this letter agreement is to set forth the terms and conditions of the Swap Transaction entered into between Key Bank of Oregon ("Key Bank") and Praegitzer Industries ("Counterparty") on the Trade Date specified below (the "Swap Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Swap Agreement specified below.

     1. The definitions and provisions contained in the 1991 ISDA
Definitions (as published by the International Swap Dealers Association, Inc.) (the "Definitions") are incorporated into this Confirmation.

     If you and we are parties to a Master Agreement that sets forth the general terms and conditions applicable to Swap Transactions between us (a "Swap Agreement"), this confirmation supplements, forms a part of, and is subject to, such Swap Agreement. If you and we are not yet parties to a Swap Agreement, this Confirmation will supplement, form a part of, and be subject to, a Swap Agreement upon its execution and delivery by you and us. All provisions contained or incorporated by reference in such Swap Agreement shall govern this Confirmation except as expressly modified below. In the event of any inconsistency between this Confirmation and the Definitions or the Swap Agreement, this Confirmation will govern. In addition, if a Swap Agreement has not been executed, this Confirmation will itself evidence a complete binding agreement between you and us as to the terms and conditions of the Swap Transaction to which this Confirmation relates.

     This Confirmation will be governed by and construed in accordance with the laws of the State of Oregon, without reference to choice of law doctrine, provided that this provision will be superseded by any choice of law provision in the Swap Agreement.

     2. This Confirmation constitutes a Rate Swap Transaction under the Swap Agreement and the terms of the Rate Swap Transaction to which this Confirmation relates are as follows:

     Notional Amount:                   $5,000,000 amortizing per Schedule A


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Praegitzer Industries
Confirmation - Page 2

     Trade Date:                        December 10, 1996

     Effective Date:                    December 17, 1996

     Termination Date:                  December 17, 2003

     Fixed Amounts:

          Fixed Rate Payer:             Counterparty

          Fixed Rate Payer
          Payment Dates:                The 1st of each month commencing with
                                        February 1, 1997 through and including
                                        the Termination Date, subject to
                                        adjustment in accordance with the
                                        Modified Following Business Day
                                        Convention.

          Period End Dates:             The 1st of each month commencing with
                                        February 1, 1997.

          Fixed Rate:                   6.10%

          Fixed Rate Day
          Count Fraction:               30/360

     Floating Amounts:

          Floating Rate Payer:          Key Bank

          Floating Rate Payer
          Payment Dates:                The 1st of each month commencing with
                                        February 1, 1997 through and including
                                        the Termination Date, subject to
                                        adjustment in accordance with the
                                        Modified Following Business Day
                                        Convention.

          Period End Dates:             The 1st of each month commencing with
                                        February 1, 1997.

Praegitzer Industries
Confirmation - Page 3

          Floating Rate for initial
          Calculation Period:           To be determined

          Floating Rate Option:         USD-LIBOR-BBA

          Designated Maturity:          1-month

          Spread                        -0.10%

          Floating Rate Day
          Count Fraction:               Actual/365

          Reset Dates:                  The first day of each Floating Rate
                                        Payer Calculation Period.

     Calculation Agent:                 Key Bank of Oregon

     Payment Instructions:              Please provide

Please confirm the foregoing correctly sets forth the terms of our Agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                                        Very truly yours,


                                        KEY BANK OF OREGON


                                        By: CHRISTOPHER McNEECE
                                           ------------------------------------

Accepted and Confirmed as
of the Trade Date:

PRAEGITZER INDUSTRIES



By: MATTHEW J. BERGERON
   --------------------------------